Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350

For the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certify that, to their knowledge:

1.
the Quarterly Report on Form 10-Q of Eagle Broadband, Inc. for the three-month period ended May 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Eagle Broadband, Inc.

Date: July 17, 2006

/s/ DAVID MICEK
David Micek
President and Chief Executive Officer

/s/ JULIET MARKOVICH
Juliet Markovich
Corporate Controller and Principal Accounting Officer